------------------------------
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                                                  ------------------------------
                                                  OMB Number: 3235-0570

                                                  Expires: September 30, 2007

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                                                  hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number    811-099111
                                   -------------------------------------


                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


 5136 Dorsey Hall Drive          Ellicott City, Maryland            221042
--------------------------------------------------------------------------------
          (Address of principal executive offices)                (Zip code)


                                 John F. Splain


Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (410) 715-1145
                                                     ----------------------


Date of fiscal year end:         June 30, 2005
                          -----------------------------------


Date of reporting period:        June 30, 2005
                          -----------------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.



                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS

                            HUSSMAN INVESTMENT TRUST

                         HUSSMAN STRATEGIC GROWTH FUND


                               [GRAPHIC OMITTED]



                      HUSSMAN STRATEGIC TOTAL RETURN FUND



                               [GRAPHIC OMITTED]



                                 ANNUAL REPORT
                                 JUNE 30, 2005

                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS


                              STRATEGIC GROWTH FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell
                                 2000 Index(a)


                               [GRAPHIC OMITTED]


                                  Hussman Strategic Growth Fund -
                                  Equity investments and cash
Hussman Strategic Growth Fund     equivalents only (unhedged)(b)            S&P 500 Index             Russell 2000 Index
-----------------------------     --------------------------------        ------------------         --------------------
    7/24/2000    10,000                7/24/2000    10,000                 7/24/2000    10,000         7/24/2000    10,000
    7/31/2000    10,000                7/31/2000     9,997                 7/31/2000     9,773         7/31/2000     9,736
    8/31/2000    10,030                8/31/2000    10,545                 8/31/2000    10,380         8/31/2000    10,479
    9/30/2000    10,350                9/29/2000    10,226                 9/30/2000     9,832         9/30/2000    10,171
   10/31/2000    10,040               10/31/2000     9,639                10/31/2000     9,790        10/31/2000     9,717
   11/30/2000    10,840               11/30/2000     9,561                11/30/2000     9,018        11/30/2000     8,719
   12/31/2000    11,640               12/29/2000    10,486                12/31/2000     9,063        12/31/2000     9,468
    1/31/2001    11,270                1/31/2001    10,437                 1/31/2001     9,384         1/31/2001     9,961
    2/28/2001    12,030                2/28/2001    10,488                 2/28/2001     8,528         2/28/2001     9,307
    3/31/2001    12,430                3/30/2001    10,351                 3/31/2001     7,988         3/31/2001     8,852
    4/30/2001    12,190                4/30/2001    10,886                 4/30/2001     8,609         4/30/2001     9,545
    5/31/2001    12,340                5/31/2001    11,137                 5/31/2001     8,667         5/31/2001     9,779
    6/30/2001    12,200                6/29/2001    11,056                 6/30/2001     8,456         6/30/2001    10,117
    7/31/2001    12,470                7/31/2001    10,825                 7/31/2001     8,372         7/31/2001     9,569
    8/31/2001    12,770                8/31/2001    10,597                 8/31/2001     7,848         8/31/2001     9,260
    9/30/2001    12,640                9/28/2001     9,523                 9/30/2001     7,215         9/30/2001     8,014
   10/31/2001    12,767               10/31/2001     9,944                10/31/2001     7,352        10/31/2001     8,483
   11/30/2001    13,236               11/30/2001    11,015                11/30/2001     7,916        11/30/2001     9,139
   12/31/2001    13,348               12/31/2001    11,444                12/31/2001     7,985        12/31/2001     9,703
    1/31/2002    13,840                1/31/2002    11,713                 1/31/2002     7,869         1/31/2002     9,602
    2/28/2002    13,963                2/28/2002    11,568                 2/28/2002     7,717         2/28/2002     9,339
    3/31/2002    14,477                3/28/2002    12,637                 3/31/2002     8,007         3/31/2002    10,090
    4/30/2002    14,823                4/30/2002    12,629                 4/30/2002     7,522         4/30/2002    10,182
    5/31/2002    15,192                5/31/2002    12,529                 5/31/2002     7,466         5/31/2002     9,730
    6/30/2002    14,913                6/28/2002    11,567                 6/30/2002     6,935         6/30/2002     9,247
    7/31/2002    15,338                7/31/2002    10,544                 7/31/2002     6,394         7/31/2002     7,851
    8/31/2002    15,394                8/30/2002    10,510                 8/31/2002     6,436         8/31/2002     7,831
    9/30/2002    15,204                9/30/2002     9,644                 9/30/2002     5,737         9/30/2002     7,268
   10/31/2002    14,935               10/31/2002     9,997                10/31/2002     6,241        10/31/2002     7,501
   11/30/2002    14,775               11/29/2002    10,649                11/30/2002     6,609        11/30/2002     8,171
   12/31/2002    15,220               12/31/2002    10,296                12/31/2002     6,221        12/31/2002     7,716
    1/31/2003    15,148                1/31/2003     9,962                 1/31/2003     6,058         1/31/2003     7,502
    2/28/2003    14,931                2/28/2003     9,598                 2/28/2003     5,967         2/28/2003     7,276
    3/31/2003    14,919                3/31/2003     9,688                 3/31/2003     6,025         3/31/2003     7,369
    4/30/2003    15,184                4/30/2003    10,524                 4/30/2003     6,521         4/30/2003     8,068
    5/31/2003    16,338                5/30/2003    11,605                 5/31/2003     6,865         5/31/2003     8,934
    6/30/2003    16,590                6/30/2003    11,857                 6/30/2003     6,952         6/30/2003     9,095
    7/31/2003    17,119                7/31/2003    12,282                 7/31/2003     7,075         7/31/2003     9,665
    8/31/2003    17,528                8/29/2003    12,740                 8/31/2003     7,213         8/31/2003    10,108
    9/30/2003    17,155                9/30/2003    12,345                 9/30/2003     7,136         9/30/2003     9,921
   10/31/2003    17,756               10/31/2003    13,190                10/31/2003     7,540        10/31/2003    10,754
   11/30/2003    18,032               11/28/2003    13,573                11/30/2003     7,606        11/30/2003    11,136
   12/31/2003    18,429               12/31/2003    14,176                12/31/2003     8,005        12/31/2003    11,362
    1/31/2004    18,645                1/30/2004    14,624                 1/31/2004     8,152         1/31/2004    11,855
    2/29/2004    19,247                2/27/2004    15,119                 2/29/2004     8,265         2/29/2004    11,962
    3/31/2004    19,174                3/31/2004    14,979                 3/31/2004     8,140         3/31/2004    12,073
    4/30/2004    19,018                4/30/2004    14,542                 4/30/2004     8,013         4/30/2004    11,458
    5/31/2004    19,078                5/28/2004    14,704                 5/31/2004     8,123         5/31/2004    11,640
    6/30/2004    19,114                6/30/2004    15,037                 6/30/2004     8,281         6/30/2004    12,130
    7/31/2004    18,693                7/30/2004    14,204                 7/31/2004     8,006         7/31/2004    11,313
    8/31/2004    18,260                8/31/2004    14,058                 8/31/2004     8,039         8/31/2004    11,255
    9/30/2004    18,657                9/30/2004    14,481                 9/30/2004     8,126         9/30/2004    11,784
   10/31/2004    18,717               10/29/2004    14,580                10/31/2004     8,250        10/31/2004    12,016
   11/30/2004    19,151               11/30/2004    15,474                11/30/2004     8,584        11/30/2004    13,058
   12/31/2004    19,379               12/31/2004    15,992                12/31/2004     8,876        12/31/2004    13,444
    1/31/2005    19,190                1/31/2005    15,591                 1/31/2005     8,660         1/31/2005    12,883
    2/28/2005    19,619                2/28/2005    16,118                 2/28/2005     8,842         2/28/2005    13,102
    3/31/2005    19,707                3/31/2005    15,882                 3/31/2005     8,685         3/31/2005    12,727
    4/30/2005    19,619                4/30/2005    15,408                 4/30/2005     8,521         4/30/2005    11,998
    5/31/2005    19,808                5/31/2005    16,054                 5/31/2005     8,792         5/31/2005    12,783
    6/30/2005    20,060                6/30/2005    16,385                 6/30/2005     8,804         6/30/2005    13,276

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(c)
                        For Periods Ended June 30, 2005
                                                                Since
                                          1 Year    3 Years  Inception(d)
                                          ------    -------  ------------
      Hussman Strategic Growth Fund        4.95%     10.39%     15.15%
      S&P 500 Index                        6.32%      8.28%     (2.55%)
      Russell 2000 Index                   9.45%     12.81%      5.91%
    ------------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "Equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's portfolio of stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged investment holdings do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(c) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Annualized. Initial public offering of shares was July 24, 2000.

               [GRAPHIC OMITTED]   HUSSMAN
                                       FUNDS


                           STRATEGIC TOTAL RETURN FUND


    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Total Return Fund versus the Lehman Brothers U.S. Aggregate Index(a)


                                [GRAPHIC OMITTED]

                                                     LEHMAN BROTHERS
HUSSMAN STRATEGIC TOTAL RETURN FUND                U.S. AGGREGATE INDEX
------------------------------------        -----------------------------------
      9/12/2002      10,000                       9/12/2002      10,000
      9/30/2002       9,960                       9/30/2002      10,097
     10/31/2002       9,830                      10/31/2002      10,050
     11/30/2002       9,790                      11/30/2002      10,047
     12/31/2002      10,230                      12/31/2002      10,255
      1/31/2003      10,240                       1/31/2003      10,264
      2/28/2003      10,270                       2/28/2003      10,406
      3/31/2003      10,177                       3/31/2003      10,398
      4/30/2003      10,177                       4/30/2003      10,484
      5/31/2003      10,610                       5/31/2003      10,679
      6/30/2003      10,681                       6/30/2003      10,658
      7/31/2003      10,407                       7/31/2003      10,300
      8/31/2003      10,670                       8/31/2003      10,368
      9/30/2003      10,977                       9/30/2000      10,642
     10/31/2003      10,987                      10/31/2003      10,543
     11/30/2003      11,069                      11/30/2003      10,569
     12/31/2003      11,233                      12/31/2003      10,676
      1/31/2004      11,297                       1/31/2004      10,762
      2/29/2004      11,466                       2/29/2004      10,878
      3/31/2004      11,689                       3/31/2004      10,960
      4/30/2004      11,052                       4/30/2004      10,675
      5/31/2004      11,275                       5/31/2004      10,632
      6/30/2004      11,267                       6/30/2004      10,693
      7/31/2004      11,309                       7/31/2004      10,799
      8/31/2004      11,577                       8/31/2004      11,005
      9/30/2004      11,714                       9/30/2004      11,034
     10/31/2004      11,843                      10/31/2004      11,127
     11/30/2004      11,942                      11/30/2004      11,038
     12/31/2004      11,963                      12/31/2004      11,140
      1/31/2005      11,768                       1/31/2005      11,210
      2/28/2005      11,931                       2/28/2005      11,143
      3/31/2005      11,817                       3/31/2005      11,086
      4/30/2005      11,665                       4/30/2005      11,236
      5/31/2005      11,752                       5/31/2005      11,358
      6/30/2005      11,987                       6/30/2005      11,420

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2005

                                                             Since
                                                1 Year     Inception(c)
                                                ------     ------------
      Hussman Strategic Total Return Fund        6.40%        6.69%
      Lehman Brothers U.S. Aggregate Index       6.80%        4.86%
    ------------------------------------------------------------------------

a)   The Lehman Brothers U.S.  Aggregate Index covers the U.S.  investment grade
     fixed-rate  bond  market,  with  index  components  for  U.S.   government,
     government agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adviser has agreed until at least December 31, 2005 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such fee waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                      JULY 29, 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended last year, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving continued appreciation with contained volatility.

     The Strategic Growth Fund has achieved an average annual total return of 15.15% from its inception on July 24, 2000 through June 30, 2005, more than doubling in value, including reinvested distributions, compared with an average annual total return of -2.55% in the S&P 500 Index over the same period. Meanwhile, the deepest pullback in the value of the Fund since inception has been 6.98%, compared with a drawdown in the S&P 500 that reached a 47.41% loss at its deepest point. During the year ended June 30, 2005, while being broadly hedged against the impact of market fluctuations, the Strategic Growth Fund achieved a total return of 4.95%, compared with a total return of 6.32% in the S&P 500 Index.

     The Strategic Total Return Fund has achieved an average annual total return of 6.69% since its inception on September 12, 2002, compared with a 4.86% average annual return in the Lehman U.S. Aggregate Index. Since inception, the deepest peak-to-trough drawdown in the Strategic Total Return Fund has been 6.90%, which moderately exceeds the maximum drawdown of 4.66% experienced by the Lehman Aggregate during that period. As the Strategic Total Return Fund has not been in existence long enough to experience a full market cycle in bonds (a bull market and an ensuing bear market), a more representative drawdown analysis for the Strategic Total Return Fund will require additional data. During the year ended June 30, 2005, the Strategic Total Return Fund achieved a total return of 6.40%, slightly below the 6.80% total return in the Lehman Aggregate.

     Performance charts for both Funds are presented on the inside cover of this
Annual  Report.   Current  information   regarding  market  conditions  and  the
investment stance of the Funds is available at www.hussmanfunds.com

YEAR IN REVIEW
     During the past year, the rich valuations and low yields in the stock and bond markets have held us to relatively defensive investment positions in both the Strategic Growth Fund and the Strategic Total Return Fund.

     The Strategic Growth Fund's exposure to market fluctuations has been reduced by hedging the Fund's diversified portfolio of stocks with offsetting short sales of similar value in the S&P 500, S&P 100 and Russell 2000 indices,

--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

generally executed using option combinations. The Fund does not hedge more than the value of its long positions in stocks. The intent of these hedges is not to speculate about market declines or to establish "bearish" positions, but simply to reduce the impact of general market fluctuations on the Fund during market conditions that have historically delivered unsatisfactory returns to market risk, on average.

     When the Strategic Growth Fund is significantly hedged, the primary risk, as well as the primary source of expected returns, is the potential for the stocks held by the Fund to perform differently than the market as a whole. This performance difference between our stock holdings and the major indices can be either positive or negative over any given period of time, but has been a significant, and generally consistent, contributor to the returns of the Fund since its inception.

     During the year ended June 30, 2005, the largest industry holdings in the Strategic Growth Fund have been in health care and consumer related stocks, reflecting what I believe to be favorable valuations and market action in these areas. In recent years, one of the characteristics shared by many of our largest holdings is a relatively low volatility in revenue growth and profitability. Meanwhile, the Fund continues to have a relatively low exposure to financial stocks. This sector holds an unusually large weight in the S&P 500, relative to its historical average, partly as a result of a steep yield curve in recent years, as well as profitability in investment banking, mortgage originations, refinancing, and the continual leveraging of the U.S. economy. These trends, if extrapolated, might sustain the large share that financials hold in the S&P 500. However, I view that proposition as unlikely. The limited exposure of the Strategic Growth Fund to financials reflects my evaluation of what represents normalized profitability and valuations for this sector.

     Though the widely diversified portfolio of the Strategic Growth Fund makes it impossible to attribute performance to any short list of securities, individual stocks contributing to the Fund's performance during the year ended June 30, 2005 included Macromedia, Valero Energy, Petroleo Brasileiro, Abercrombie & Fitch, Archer Daniels Midland, ConocoPhillips, Newfield Exploration, CVS Corp., Marathon Oil, Barnes & Noble, Cerner, Anadarko Petroleum, and Renal Care Group, each which achieved in excess of $5 million in gains for the Fund. Losses above that amount were experienced in UTStarcom, Merck, and Silicon Laboratories.

     The Strategic Total Return Fund's exposure to market fluctuations has been achieved primarily by limiting the "duration" or maturity profile of the Fund. During the year ended June 30, 2005, the Fund generally maintained a

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

duration of 1-3 years, meaning that a 100 basis point change in interest rates would be expected to impact the Fund by between 1-3% on the basis of bond price fluctuations. The majority of the Fund's Treasury bond exposure has been in inflation protected securities. Meanwhile, the Fund has generally held between 10-20% of its assets in precious metals shares, which have accounted for much of the day-to-day volatility in the Strategic Total Return Fund, and about one-third of the Fund's total returns during the past year.

     Individual securities contributing to the Strategic Total Return Fund's performance during the year ended June 30, 2005 included Barrick Gold and various U.S. Treasury inflation protected securities, particularly the 3.875% issue maturing on 04/15/29, and the 2.0% issue maturing on 01/15/14, each of which achieved in excess of $500,000 in gains for the Fund. Losses near this amount were experienced in Stillwater Mining and Placer Dome.

EVALUATING THE PERFORMANCE OF RISK-MANAGED INVESTMENTS
     The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, emphasizing performance over bull and bear markets combined, and placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, the Funds will periodically behave differently than various market indices. Particularly for the Strategic Growth Fund, the short-term rankings of the Fund are often driven far more by whether the market happened to be at a short-term peak or trough at the beginning or end of the measurement period, rather than reflecting any particular variation in Fund performance. As usual, I believe that the most appropriate way to evaluate performance is to examine returns between two successive peaks in the market, separated by at least a small number of years.

     For example, from the inception of the Strategic Growth Fund in 2000 to the present, the stock market has experienced a full market cycle (a bear market and a bull market combined). As such, the Fund's performance in terms of return and risk over the full peak-to-peak period is, in my view, far more representative than the Fund's performance during only the market's initial peak-to-trough period from 2000 to late-2002, or the trough-to-peak period from late-2002 to the present. Overall, I view the full-cycle performance of the Fund since inception as consistent with my expectations.

     It is true, however, that average market valuations have been unusually high during this market cycle. Since 2000, the S&P 500 has traded, on average, at 21 times its peak level of earnings (over 28 times its trailing 12-

--------------------------------------------------------------------------------
3

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

month earnings) - a multiple that matches those seen at historical extremes such as 1929, 1987 and 1972. Accordingly, the Fund has been more defensive, on average, than I would expect it to be during the average cycle. Likewise, the market's returns have been far lower, on average, than I would expect them to be in future market cycles (the recent 5-year total return for the S&P 500 remains negative). In an "ordinary" market cycle, then, I would expect average valuations to be lower, overall returns for the S&P 500 to be stronger, and I would also expect the Strategic Growth Fund to participate in the market's fluctuations to a greater extent.

     Although the span from 2000 to the present is an appropriate peak-to-peak evaluation period, more recent years have not contained a bear market decline of any significance, despite historically rich valuations. During the 3-year period ended June 30, 2005, the Strategic Growth Fund achieved a total return of 10.39%, compared with a total return of 8.28% in the S&P 500. While this comparison appears favorable to the Strategic Growth Fund, it is not very meaningful. If performance is instead measured from October 2002 (the bear market low for the S&P 500), the comparison favors the S&P 500. That outcome is not very meaningful either, because the evaluation period represents a trough-to-peak move in the stock market. During trough-to-peak periods, the best performing funds are generally those that take the most aggressive risk. During peak-to-trough periods, the best performing funds are those that take the most defensive positions. In my view, long-term investors are best served by evaluating performance over the full investment cycle.

     To illustrate the effect of evaluating returns from peak-to-peak, it's notable that from a total return standpoint, the 2002 peak for the S&P 500 was on March 19, 2002. The market's peak during the first half of 2005 was on March 7, 2005, providing an intervening evaluation period of almost exactly three years. During this period, the Strategic Growth Fund achieved a total return of 39.29% (11.82% annualized), compared with a total return for the S&P 500 of 10.28% (3.35% annualized). Meanwhile, the volatility of the Strategic Growth Fund (as measured by the annualized standard deviation of daily returns) was 7.20%, versus 18.74% for the S&P 500 Index. The deepest pullback experienced by the Fund during this period was 6.98%, compared with an intervening decline of 33.01% for the S&P 500. Clearly, these comparisons can be obscured if one examines performance over arbitrary periods, particularly those restricted to peak-to-trough or trough-to-peak movements in the market.


--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

     The table below presents the annual returns of the Strategic Growth Fund since inception. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns derived from the stock and cash positions held by the Fund (after expenses), without the impact of hedging transactions. The performance chart on the inside cover presents this unhedged performance as a separate line for purposes of comparison.

                                          HSGFX
       Year              HSGFX       without hedging        S&P 500
       ------------------------------------------------------------
       2000*            16.40%            4.86%             -9.37%
       2001             14.67%            9.13%            -11.89%
       2002             14.02%          -10.03%            -22.10%
       2003             21.08%           37.68%             28.68%
       2004              5.16%           12.81%             10.88%
       2005**            3.52%            2.44%              0.81%
       Since Inception
        (Annualized)    15.15%           10.52%             -2.55%

*    July 24, 2000 - December 31, 2000, not annualized

**   Year-to-date through June 30, 2005, not annualized

     The strong performance of the stocks held by the Strategic Growth Fund has been a significant contributor to overall investment performance. Since inception, the average annual return of the Fund's unhedged investments has been 10.52% after expenses, accounting for much of the overall 15.15% average annual return of the Fund. Meanwhile, the Fund's hedge positions have both increased returns and substantially reduced volatility over the market cycle, which is precisely the objective of successful risk management. Not surprisingly, hedging the impact of market fluctuations on the Fund has been strongly beneficial during what turned out in hindsight to be declining periods for the market, and has reduced the Fund's gains to varying degrees during what turned out in hindsight to be advancing periods. Though I don't believe that short-term market direction can be accurately predicted in advance, the Fund has held a smaller hedge, on average, during advancing periods than declining ones.

     The Strategic Growth Fund continues to be extremely manageable. On average, the Fund's positions in various stocks held in its portfolio represent less than one-half of the respective average daily trading volumes of those stocks, even among the Fund's largest holdings. Comparable figures for equity funds closed to new investors typically display well over ten times that
--------------------------------------------------------------------------------
5

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

concentration. With regard to trading costs, the average commission paid by the Fund is just 1.5 cents per share, compared with an estimated industry average between 5.1 and 5.5 cents. In addition, the Fund has no soft-dollar or revenue sharing arrangements with brokers. Our estimated trading impact (execution price relative to last sale at the time of order entry) remains a small fraction of one percent. The expense ratio of the Fund (which is affected by factors such as net assets and may increase or decrease over time) has been repeatedly lowered, most recently to 1.17% as of July 1, 2005. These indicators of manageability and cost reflect substantial capacity for our investment style at present. We monitor these carefully because the Fund is intended as a vehicle for recurring investments, as part of the long-term saving and investment programs of our shareholders.

     The table below presents the annual total returns for the Strategic Total Return Fund since inception.

         Year                    HSTRX          Lehman U.S. Aggregate
         --------------------------------------------------------------
         2002*                   2.30%                 2.56%
         2003                    9.80%                 4.10%
         2004                    6.50%                 4.34%
         2005**                  0.20%                 2.51%
         Since Inception
           (Annualized)          6.69%                 4.86%

*    September 12, 2002 - December 31, 2002, not annualized

**   Year-to-date through June 30, 2005, not annualized

PORTFOLIO COMPOSITION
     As of June 30, 2005, the Strategic Growth Fund had net assets of $1,835,513,673, and held 196 stocks in a wide variety of industries. The largest industry holdings were in consumer discretionary (22.5%), health care (18.7%) and energy (12.2%). The smallest industry weight relative to the S&P 500 remained in financials (5.3%). With U.S. stocks trading at historically rich multiples to revenues and earnings, disappointments on these measures could risk unusually deep erosion in stock prices. For that reason, stability of revenues and profit margins continues to be an important consideration in my evaluation of stocks owned by the Fund.

     The Strategic Growth Fund's portfolio of stocks was nearly fully hedged as of June 30th, with a small position in S&P 500 call options providing a modest exposure to market fluctuations. The defensive stance of the Fund is largely a
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

response to elevated market valuations, combined with widening credit spreads (e.g. the difference between risky corporate bond yields and default-free Treasury yields) and deteriorating momentum of various market internals and measures of economic activity.

     Overvaluation is not a clear barrier to short-term stock market performance, but does pose a long-term challenge for U.S. stocks. If the economy was strong and market internals were very robust, valuation concerns would not be of overriding concern. However, the gradual softening in various measures of market and economic strength, combined with evidence of increasing risk aversion, suggests a weaker overall profile of expected return to risk in the stock market. That certainly doesn't rule out the potential for further market gains in this particular instance, but it does indicate that, on average, similar historical conditions have not produced a satisfactory return per unit of risk from an unhedged position in stocks.

     As of June 30, 2005, the Strategic Total Return Fund had net assets of $128,155,524. Treasury inflation protected securities accounted for 34.8% of the Fund's portfolio, with short-term Treasury bills, government agency securities, and money market securities representing an additional 37.7% of assets. Precious metals shares accounted for 19.9% of assets, and utility stocks for 5.8%. With interest rates relatively low and the yield curve unusually flat, the Fund maintained a duration of just under 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 2% on the basis of bond price fluctuations). Because of that very low duration, precious metals shares currently account for most of the day-to-day fluctuation in the value of the Fund.

PRESENT CONDITIONS
     Currently, the S&P 500 trades at a multiple of over 20 times earnings, with those earnings at a fresh record. Historically, when S&P 500 earnings have moved to a new record, the S&P 500 has traded at an average price/earnings multiple of about 12. Importantly, this average is virtually unchanged if the calculation is restricted to periods during which long-term interest rates were below 5%. Nor does it help to further restrict the calculations to post-war data, or to add the additional requirement of a CPI inflation rate below 3%.

     Despite the rich valuation of the market, there is no evidence that S&P 500 earnings have departed from their historically durable annual growth rate of 6%, as measured across economic cycles. Certainly, earnings growth has often been faster when measured from trough-to-peak, but there is no evidence that

--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

peak-to-peak earnings growth has accelerated at all. It is therefore simple algebra that if S&P 500 earnings continue to grow along their peak trendline of 6%, and stock valuations remain indefinitely elevated at 20 times earnings, the growth in the S&P 500 index would match that 6% annual rate, with just under 2% added by dividends (the calculation of the S&P 500 index already reflects the per-share effect of stock buybacks, so these would not represent a further increment to returns).

     The foregoing scenario is optimistic, in my estimation. More likely, if the S&P achieves continued earnings growth, yet moves to a still-elevated multiple of 16 even 5 years from today, the annualized total return on the S&P 500, including dividends, would be only 3.4%. As such, the main risk of a defensive investment position seems to be the possibility of missing transitory short-term market gains, rather than any serious potential of missing significant or durable long-term investment returns.

     Even larger disparities between current valuations and historical norms are apparent in price/revenue, price/book, price/dividend and other measures. This is because U.S. profit margins are unusually wide at present (approximately 8%, versus historical norms closer to 6% for operating earnings, and 5% for net earnings). In effect, earnings are elevated in relation to other fundamentals. To the extent that profit margins tend to normalize over time, this also implies that current price/earnings multiples are understated.

     Because profit margins have been vulnerable to even modest softness in revenues and economic growth, I continue to emphasize stability of revenues and profitability in my selection of investments for the Strategic Growth Fund. Of course, these considerations are not exclusive, and the Fund also holds a wide variety of stocks that appear appropriately valued on the basis of reasonable assumptions about future growth prospects.

     It's not clear that the market always shares my opinion as to what constitutes reasonable assumptions, particularly given the valuations currently placed on various speculative issues. However, given the strong margin of performance in the Strategic Growth Fund's stock holdings versus the major indices since the inception of the Fund, I remain confident that these considerations are practical and beneficial to shareholders.

ECONOMIC CONSIDERATIONS
     In recent months, the U.S. economy has exhibited initial signs of decelerating growth, including a substantial flattening of the yield curve, widening credit spreads, moderating job growth, a persistent decline in the
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

leading economic indicators, and an ISM Purchasing Managers Index edging toward the 50% level delineating expansion from contraction. Meanwhile, oil prices have recently edged to new highs, and the U.S. current account deficit has exploded to a record. All of these developments are consistent with substantial risk to the foreign exchange value of the U.S. dollar.

     On the basis of interest rates and price levels across countries, my impression is that the euro is slightly overvalued relative to the U.S. dollar, while Asian currencies such as the Japanese yen and Chinese yuan are substantially undervalued. However, the euro has already surrendered a good portion of the overvaluation it achieved last year, and with the U.S. dollar having recently enjoyed strong gains on a trade-weighted basis, my impression that remaining valuation differences are not sufficient to prevent a substantial deterioration in the value of the dollar versus the currencies of our trading partners.

     Weakness in the U.S. dollar could be expected to exert substantial pressure on import prices, and upward pressure on inflation more generally. Also, to the extent that oil prices are globally quoted in U.S. dollars, depreciation would have the effect of cheapening oil to our trading partners, increasing demand imbalances, and creating further upward pressure on energy prices. It is generally true that a weakening currency is accompanied by both rising inflation and depressed economic activity (i.e. stagflation), which has the effect of reducing real interest rates to very low levels.

     Unfortunately, relative strength in the U.S. dollar is not what created the profound U.S. current account deficit, and weakness in the dollar (or what is the same, a revaluation of other currencies such as the Chinese yuan), is not likely to trigger substantial adjustment. The deep current account deficit owes far more to low savings rates and profligate fiscal policy in the U.S. than to unfair currency policies abroad. Before pushing for a further revaluation of the yuan, U.S. policy makers would be well advised to reduce the U.S. fiscal deficit so that we are not so heavily dependent on foreign capital inflows to finance U.S. economic activity. Unless that happens, a substantial further revaluation of the yuan, and a dollar crisis more generally, will do more to stifle growth in U.S. gross domestic investment than any single policy move that Congress could contemplate.

     All of these considerations are reflected in the investment positions held in the Hussman Funds. With regard to market exposure, the rich valuations and low yields in the stock and bond markets are the primary basis for our

--------------------------------------------------------------------------------
9

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

relatively defensive investment positions, with the Strategic Growth Fund substantially hedged against the impact of stock market fluctuations, and the Strategic Total Return Fund at a relatively low duration of about 2 years.

     Within those broad investment positions, further considerations are reflected in the specific investments held by the Funds. The risks to revenue growth and profit margins are addressed by emphasizing investments in the Strategic Growth Fund having relative stability on those measures, such as consumer and healthcare companies. Meanwhile, concerns regarding the U.S. current account deficit and accompanying depreciation risks for the dollar are reflected in the Strategic Total Return Fund through its holdings of Treasury inflation-protected securities and, to a lesser extent, precious metals shares. While these investment positions do not rely on particular events, such as economic weakness or dollar depreciation, I believe they appropriately reflect the risks and opportunities evident in the current economic environment.

     As always, the investment positions held by the Funds at any particular time reflect my evaluation of prevailing market conditions, and those investment positions will shift as market conditions change. I believe that our shareholders continue to be well served by the ability to align our market exposure and investment selection with flexibility and discipline as new opportunities emerge.

     I appreciate your investment in the Funds.

Best wishes,

JOHN P. HUSSMAN, PH.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website WWW.HUSSMANFUNDS.COM.

The performance data quoted for the Funds represents past performance. The investment return of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
SECTOR ALLOCATION (% OF NET ASSETS)

                                Consumer Discretionary - 22.5%
                                Healthcare - 18.7%
                                Energy - 12.2%
                                Consumer Staples - 9.7%
                                Industrials - 8.9%
         [GRAPHIC OMITTED]      Materials - 7.7%
                                Information Technology - 6.8%
                                Financials - 5.3%
                                Telecommunications Services - 4.0%
                                Utilities - 0.7%
                                Other - 3.5%




HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF NET ASSETS)

                                U.S. Treasury Inflation-Protection Notes - 34.8%
                                Other U.S. Treasury Obligations - 31.0%
                                Precious Metal Stocks - 19.9%
         [GRAPHIC OMITTED]      U.S. Government Agency Obligations - 6.7%
                                Utility Stocks - 5.8%
                                Foreign Government Obligations - 0.2%
                                Other - 1.6%


--------------------------------------------------------------------------------
11

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
ASSETS
  Investments in securities:
    At acquisition cost ................................  $1,726,252,338    $ 124,394,155
                                                           =============    =============
    At value (Note 1) ..................................  $1,794,506,448    $ 126,090,610
  Investments in money market funds ....................     115,552,148        1,628,251
  Cash .................................................         520,130                -
  Dividends and interest receivable ....................       1,799,669          627,317
  Receivable for capital shares sold ...................       8,677,237          195,661
  Other assets .........................................          92,372           18,811
                                                           -------------    -------------
    Total Assets .......................................   1,921,148,004      128,560,650
                                                           -------------    -------------
LIABILITIES
  Dividends payable ....................................               -          121,696
  Written call options, at value (Notes 1 and 4)
    (premiums received $60,703,375) ....................      73,795,000                -
  Payable for investment securities purchased ..........       9,512,002                -
  Payable for capital shares redeemed ..................         422,278          162,461
  Accrued investment advisory fees (Note 3) ............       1,515,524           54,114
  Payable to administrator (Note 3) ....................         141,100           20,550
  Other accrued expenses ...............................         248,427           46,305
                                                           -------------    -------------
    Total Liabilities ..................................      85,634,331          405,126
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Net assets consist of:
  Paid-in capital ......................................  $1,711,246,190    $ 124,632,903
  Undistributed net investment income ..................       3,575,391            2,341
  Accumulated net realized gains from security
    transactions and option contracts ..................      65,529,607        1,823,908
  Net unrealized appreciation/depreciation on
    investments and options ............................      55,162,485        1,640,464
  Net unrealized appreciation/depreciation on
    translation of assets and liabilities in
    foreign currencies .................................               -           55,908
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no
   par value) ..........................................     115,438,475       11,712,247
                                                           =============    =============

Net asset value, offering price and redemption
  price per share (a) (Note 1) .........................   $       15.90    $       10.94
                                                           =============    =============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
                                                                                           12

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2005
---------------------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
INVESTMENT INCOME
  Dividends ............................................   $  25,176,246    $     504,923
  Foreign withholding taxes on dividends ...............        (139,484)         (19,242)
  Interest .............................................               -        3,268,407
                                                           -------------    -------------
    Total Income .......................................      25,036,762        3,754,088
                                                           -------------    -------------
EXPENSES
  Investment advisory fees (Note 3) ....................      15,842,235          713,563
  Administration fees (Note 3) .........................         968,358          156,591
  Transfer agent, account maintenance and
    shareholder services fees (Note 3) .................         714,339           71,051
  Custodian and bank service fees ......................         267,181           39,171
  Registration and filing fees .........................         194,513           40,413
  Fund accounting fees (Note 3) ........................         129,936           41,919
  Postage and supplies .................................         103,333           20,089
  Professional fees ....................................          78,235           52,419
  Trustees' fees and expenses ..........................          37,377           37,377
  Printing of shareholder reports ......................          48,840            9,243
  Insurance expense ....................................          43,548            4,236
  Compliance service fees ..............................          36,179            7,498
  Other expenses .......................................          38,618           11,471
                                                           -------------    -------------
    Total Expenses .....................................      18,502,692        1,205,041
  Less fees waived by the Adviser (Note 3) .............               -         (134,697)
                                                           -------------    -------------
    Net Expenses .......................................      18,502,692        1,070,344
                                                           -------------    -------------

NET INVESTMENT INCOME ..................................       6,534,070        2,683,744
                                                           -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602        2,558,400
    Option contracts ...................................     (71,915,118)               -
    Foreign currency transactions ......................               -               (2)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250        1,740,565
    Option contracts ...................................       5,114,698                -
    Foreign currency translation .......................               -          (10,725)
                                                           -------------    -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES ..............      71,786,432        4,288,238
                                                           -------------    -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $  78,320,502    $   6,971,982
                                                           =============    =============

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
13

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income (loss) .........................   $   6,534,070    $  (3,278,557)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602      119,355,647
    Option contracts ...................................     (71,915,118)     (25,308,095)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250       54,250,925
    Option contracts ...................................       5,114,698      (49,101,072)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...      78,320,502       95,918,848
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,958,679)               -
  From net realized gains ..............................     (65,407,312)        (392,622)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................     (68,365,991)        (392,622)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................     945,870,427      886,768,872
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................      62,556,168          367,109
  Proceeds from redemption fees collected (Note 1) .....         897,771          502,840
  Payments for shares redeemed .........................    (500,468,505)    (178,389,520)
                                                           -------------    -------------
Net increase in net assets from capital share transactions   508,855,861      709,249,301
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................     518,810,372      804,775,527

NET ASSETS
  Beginning of year ....................................   1,316,703,301      511,927,774
                                                           -------------    -------------
  End of year ..........................................   $1,835,513,673   $1,316,703,301
                                                           =============    =============

ACCUMULATED NET INVESTMENT INCOME ......................   $   3,575,391    $           -
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................      60,870,730       57,650,681
  Reinvested ...........................................       4,142,422           24,872
  Redeemed .............................................     (32,455,996)     (11,889,870)
                                                           -------------    -------------
  Net increase in shares outstanding ...................      32,557,156       45,785,683
  Shares outstanding at beginning of year ..............      82,881,319       37,095,636
                                                           -------------    -------------
  Shares outstanding at end of year ....................     115,438,475       82,881,319
                                                           =============    =============

See accompanying notes to financial statements.



---------------------------------------------------------------------------------------------
                                                                                           14

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income ................................   $   2,683,744    $   1,196,070
  Net realized gains (losses) from:
    Security transactions ..............................       2,558,400           84,715
    Foreign currency transactions ......................              (2)          81,150
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................       1,740,565         (655,732)
    Foreign currency translation .......................         (10,725)         (14,915)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...       6,971,982          691,288
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,689,295)      (1,269,355)
  From net realized gains ..............................        (236,796)        (873,428)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................      (2,926,091)      (2,142,783)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................      52,663,764      100,385,423
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................       2,605,781        1,727,234
  Proceeds from redemption fees collected (Note 1) .....          62,447           46,476
  Payments for shares redeemed .........................     (36,530,467)     (14,382,228)
                                                           -------------    -------------
Net increase in net assets from capital share transactions    18,801,525       87,776,905
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................      22,847,416       86,325,410

NET ASSETS
  Beginning of year ....................................     105,308,108       18,982,698
                                                           -------------    -------------
  End of year ..........................................   $ 128,155,524    $ 105,308,108
                                                           =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ....................   $       2,341    $       7,894
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................       4,832,068        9,396,331
  Reinvested ...........................................         237,556          164,425
  Redeemed .............................................      (3,354,971)      (1,364,190)
                                                           -------------    -------------
  Net increase in shares outstanding ...................       1,714,653        8,196,566
  Shares outstanding at beginning of year ..............       9,997,594        1,801,028
                                                           -------------    -------------
  Shares outstanding at end of year ....................      11,712,247        9,997,594
                                                           =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15


HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR              YEAR              YEAR          PERIOD
                                                    ENDED            ENDED             ENDED            ENDED           ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,        JUNE 30,
                                                     2005             2004              2003             2002           2001(a)
                                                 ------------      ------------      ------------    ------------    ------------
Net asset value at beginning of period ........  $      15.89     $      13.80      $      13.34    $      12.20    $      10.00
                                                 ------------     ------------      ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income (loss) ................          0.06            (0.04)            (0.02)          (0.04)          (0.04)
  Net realized and unrealized gains on
    investments and options ...................          0.68             2.13              1.36            2.52            2.23
                                                 ------------     ------------      ------------    ------------    ------------
Total from investment operations ..............          0.74             2.09              1.34            2.48            2.19
                                                 ------------     ------------      ------------    ------------    ------------

Less distributions:
  Dividends from net investment income ........         (0.03)               -                 -               -               -
  Distributions from net realized gains .......         (0.71)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------
Total distributions ...........................         (0.74)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------

Proceeds from redemption fees
  collected (Note 1) ..........................          0.01             0.01              0.05            0.01            0.01
                                                 ------------     ------------      ------------    ------------    ------------

Net asset value at end of period ..............  $      15.90     $      15.89      $      13.80    $      13.34    $      12.20
                                                 ============     ============      ============    ============    ============

Total return (b) ..............................          4.95%           15.22%            11.25%          22.24%          22.00%(c)
                                                 ============     ============      ============    ============    ============

Net assets at end of period (000's) ...........  $  1,835,514     $  1,316,703      $    511,928    $    173,342    $     20,228
                                                 ============     ============      ============    ============    ============


Ratio of net expenses to average net assets (d)          1.24%            1.34%             1.45%           1.99%           1.99%(e)

Ratio of net investment income (loss) to
  average net assets ..........................          0.44%           (0.39%)           (0.15%)         (0.81%)        (0.53%)(e)

Portfolio turnover rate .......................            81%              66%              123%            199%             55%(e)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(e) for the periods ended June 30, 2002 and 2001, respectively.

(e)  Annualized.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR             PERIOD
                                                    ENDED            ENDED             ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,
                                                     2005             2004             2003(a)
                                                 ------------     ------------      ------------

Net asset value at beginning of period ........  $      10.53     $      10.54      $      10.00
                                                 ------------     ------------      ------------

Income from investment operations:
  Net investment income .......................          0.24             0.21              0.14
  Net realized and unrealized gains on investments
    and foreign currencies ....................          0.42             0.35              0.52
                                                 ------------     ------------      ------------
Total from investment operations ..............          0.66             0.56              0.66
                                                 ------------     ------------      ------------

Less distributions:
  Dividends from net investment income ........         (0.24)           (0.21)            (0.14)
  Distributions from net realized gains .......         (0.02)           (0.37)                -
                                                 ------------     ------------      ------------
Total distributions ...........................         (0.26)           (0.58)            (0.14)
                                                 ------------     ------------      ------------

Proceeds from redemption fees collected (Note 1)         0.01             0.01              0.02
                                                 ------------     ------------      ------------

Net asset value at end of period ..............  $      10.94     $      10.53      $      10.54
                                                 ============     ============      ============

Total return (b) ..............................          6.40%            5.49%             6.81%(c)
                                                 ============     ============      ============


Net assets at end of period (000's) ...........  $    128,156     $    105,308      $     18,983
                                                 ============     ============      ============


Ratio of net expenses to average net assets (d)          0.90%            0.90%             0.90%(e)

Ratio of net investment income to average net
  assets ......................................          2.25%            2.34%             1.99%(e)

Portfolio turnover rate .......................            64%             174%              151%(e)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.01%, 1.17% and 2.32%(e) for the periods ended June 30, 2005, 2004 and
     2003, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44%                                   VALUE
--------------------------------------------------------------------------------
             AIR FREIGHT AND COURIERS - 0.75%
    200,000  United Parcel Service, Inc. .......................  $ 13,832,000
                                                                  ------------

             AUTO COMPONENTS - 0.94%
    200,000  BorgWarner, Inc. ..................................    10,734,000
    200,000  Goodyear Tire & Rubber Co. (a) ....................     2,980,000
     50,000  Magna International, Inc. .........................     3,517,000
                                                                  ------------
                                                                    17,231,000
                                                                  ------------
             AUTOMOBILES - 0.14%
    100,000  Honda Motor Co., Ltd. - ADR .......................     2,461,000
                                                                  ------------
             BANKS - 1.09%
    350,000  Bank of America Corp. .............................    15,963,500
    100,000  Barclays PLC - ADR ................................     3,994,000
                                                                  ------------
                                                                    19,957,500
                                                                  ------------
             BEVERAGES - 0.56%
    100,000  Coca-Cola Co. (The) ...............................     4,175,000
     30,200  Fomento Economico Mexicano, S.A. de C.V. - ADR ....     1,799,014
    150,000  Pepsi Bottling Group, Inc. (The) ..................     4,291,500
                                                                  ------------
                                                                    10,265,514
                                                                  ------------
             BIOTECHNOLOGY - 1.92%
    200,000  Andrx Corp. (a) ...................................     4,062,000
    128,200  Applera Corp. - Applied Biosystems Group ..........     2,521,694
     86,100  Flamel Technologies S.A. - ADR (a) ................     1,558,841
    100,000  Genetech, Inc. (a) ................................     8,028,000
    250,000  Gilead Sciences, Inc. (a) .........................    10,997,500
     75,000  MedImmune, Inc. (a) ...............................     2,004,000
    250,000  Nanogen, Inc. (a) .................................       960,000
    141,900  Transkaryotic Therapies, Inc. (a) .................     5,190,702
                                                                  ------------
                                                                    35,322,737
                                                                  ------------
             BUILDING PRODUCTS - 1.84%
    924,000  Masco Corp. .......................................    29,346,240
    117,700  York International Corp. ..........................     4,472,600
                                                                  ------------
                                                                    33,818,840
                                                                  ------------

             CHEMICALS - 3.08%
     37,800  Air Products and Chemicals, Inc. ..................     2,279,340
    299,300  Albany Molecular Research, Inc. (a) ...............     4,190,200
    200,000  Albemarle Corp. ...................................     7,294,000
    100,000  BASF AG - ADR .....................................     6,600,000
    196,900  Cabot Microelectronics Corp. (a) ..................     5,708,131
    292,800  International Flavors & Fragrances, Inc. ..........    10,605,216
    250,000  Lubrizol Corp. (The) ..............................    10,502,500
    148,300  PPG Industries, Inc. ..............................     9,307,308
                                                                  ------------
                                                                    56,486,695
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             COMMERCIAL SERVICES AND SUPPLIES - 2.25%
    250,000  Automatic Data Processing, Inc. ...................  $ 10,492,500
    150,000  Convergys Corp. (a) ...............................     2,133,000
    200,000  Harte-Hanks, Inc. .................................     5,946,000
    189,800  Pitney Bowes, Inc. ................................     8,265,790
    250,000  Sensient Technologies Corp. .......................     5,152,500
    250,000  Waste Connections, Inc. (a) .......................     9,322,500
                                                                  ------------
                                                                    41,312,290
                                                                  ------------

             COMMUNICATIONS EQUIPMENT - 0.48%
  1,000,000  Tellabs, Inc. (a) .................................     8,700,000
                                                                  ------------

             COMPUTERS AND PERIPHERALS - 1.10%
    155,000  Ambient Corp. (a) .................................        35,650
    200,000  PalmOne, Inc. (a) .................................     5,954,000
    600,000  SanDisk Corp. (a) .................................    14,238,000
                                                                  ------------
                                                                    20,227,650
                                                                  ------------

             CONSTRUCTION MATERIALS - 0.82%
    100,000  Nanophase Technologies Corp. (a) ..................       606,000
    169,700  POSCO - ADR .......................................     7,461,709
    380,000  RPM International, Inc. ...........................     6,938,800
                                                                  ------------
                                                                    15,006,509
                                                                  ------------

             CONTAINERS AND PACKAGING - 0.51%
    350,000  Sonoco Products Co. ...............................     9,275,000
                                                                  ------------

             DIVERSIFIED TELECOMMUNCATION SERVICES - 3.90%
    250,000  ALLTEL Corp. ......................................    15,570,000
    600,000  CenturyTel, Inc. ..................................    20,778,000
    250,000  SBC Communications, Inc. ..........................     5,937,500
    450,000  UTStarcom, Inc. (a) ...............................     3,370,500
    750,000  Verizon Communications, Inc. ......................    25,912,500
                                                                  ------------
                                                                    71,568,500
                                                                  ------------
             ELECTRICAL EQUIPMENT - 0.77%
     75,000  Energizer Holdings, Inc. (a) ......................     4,662,750
     11,200  Molecular Devices Corp. (a) .......................       242,256
    350,000  Silicon Laboratories, Inc. (a) ....................     9,173,500
                                                                  ------------
                                                                    14,078,506
                                                                  ------------
             ELECTRIC UTILITIES - 0.52%
    200,000  FirstEnergy Corp. .................................     9,622,000
                                                                  ------------

--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.10%
    410,000  Garmin Ltd. .......................................  $ 17,527,500
     49,900  FEI Co. (a) .......................................     1,138,219
    721,200  Nano-Proprietary, Inc. (a) ........................     1,586,640
                                                                  ------------
                                                                    20,252,359
                                                                  ------------
             ENERGY EQUIPMENT AND SERVICES - 2.91%
    350,000  American Superconductor Corp. (a) .................     3,202,500
    250,000  Cooper Cameron Corp. (a) ..........................    15,512,500
     50,000  Distributed Energy Systems Corp. (a) ..............       210,500
    401,100  Headwaters, Inc. (a) ..............................    13,789,818
     70,800  Kinder Morgan Energy Partners, L.P. ...............     3,605,136
    115,600  National Fuel Gas Co. .............................     3,341,996
    174,400  Valero Energy Corp. ...............................    13,796,784
                                                                  ------------
                                                                    53,459,234
                                                                  ------------
             FOOD AND DRUG RETAIL - 0.35%
     40,000  Albertson's, Inc. .................................       827,200
    250,000  Safeway, Inc. .....................................     5,647,500
                                                                  ------------
                                                                     6,474,700
                                                                  ------------
             FOOD PRODUCTS - 5.72%
  1,000,000  Archer-Daniels-Midland Co. ........................    21,380,000
    645,800  Campbell Soup Co. .................................    19,871,266
    200,000  Del Monte Foods Co. (a) ...........................     2,154,000
    209,800  Kellogg Co. .......................................     9,323,512
    500,000  Kraft Foods, Inc. .................................    15,905,000
    350,000  Sara Lee Corp. ....................................     6,933,500
     50,000  Smithfield Foods, Inc. (a) ........................     1,363,500
    300,000  Tyson Foods, Inc. .................................     5,340,000
    329,900  William Wrigley Jr. Co. ...........................    22,710,316
                                                                  ------------
                                                                   104,981,094
                                                                  ------------
             GAS UTILITIES - 0.18%
     80,000  Sempra Energy .....................................     3,304,800
                                                                  ------------

             HEALTH CARE EQUIPMENT AND SUPPLIES - 4.92%
    250,000  Accelrys, Inc. (a) ................................     1,237,500
    463,200  Biosite, Inc. (a) .................................    25,471,368
    100,700  Cooper Companies, Inc. (The) ......................     6,128,602
    100,000  Cytyc Corp. (a) ...................................     2,206,000
    650,000  Medtronic, Inc. ...................................    33,663,500
    106,100  PolyMedica Corp. ..................................     3,783,526
    600,000  Steris Corp. ......................................    15,462,000
     94,300  Zoll Medical Corp. (a) ............................     2,399,935
                                                                  ------------
                                                                    90,352,431
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES - 4.03%
    146,500  BioScrip, Inc. (a) ................................  $    879,000
    344,100  Cerner Corp. (a) ..................................    23,388,477
    300,000  DaVita, Inc. (a) ..................................    13,644,000
    350,000  Healthsouth Corp. (a) .............................     1,925,000
    100,000  Humana, Inc. (a) ..................................     3,974,000
    150,000  McKesson Corp. ....................................     6,718,500
    200,000  Priority Healthcare Corp. - Class B (a) ...........     5,072,000
    400,000  Renal Care Group, Inc. (a) ........................    18,440,000
                                                                  ------------
                                                                    74,040,977
                                                                  ------------
             HOTELS, RESTAURANTS AND LEISURE - 3.36%
    181,300  California Pizza Kitchen, Inc. (a) ................     4,944,051
    207,400  CBRL Group, Inc. ..................................     8,059,564
  1,400,000  McDonald's Corp. ..................................    38,850,000
    150,000  Outback Steakhouse, Inc. ..........................     6,786,000
     77,000  Papa John's International, Inc. (a) ...............     3,077,690
                                                                  ------------
                                                                    61,717,305
                                                                  ------------
             HOUSEHOLD DURABLES - 1.30%
    100,000  Black & Decker Corp. ..............................     8,985,000
     47,800  Lancaster Colony Corp. ............................     2,051,576
     17,900  La-Z-Boy, Inc. ....................................       260,803
    267,100  Sherwin-Williams Co. ..............................    12,577,739
                                                                  ------------
                                                                    23,875,118
                                                                  ------------
             HOUSEHOLD PRODUCTS - 3.08%
     49,900  Blyth, Inc. .......................................     1,399,695
    450,000  Clorox Co. (The) ..................................    25,074,000
    172,000  Kimberly-Clark Corp. ..............................    10,765,480
    400,000  Wal-Mart Stores, Inc. .............................    19,280,000
                                                                  ------------
                                                                    56,519,175
                                                                  ------------
             INDUSTRIAL CONGLOMERATES - 1.74%
    700,000  General Electric Co. ..............................    24,255,000
     49,800  Gerber Scientific, Inc. (a) .......................       346,608
    250,000  Tyco International Ltd. ...........................     7,300,000
                                                                  ------------
                                                                    31,901,608
                                                                  ------------
             INFORMATION TECHNOLOGY CONSULTING AND SERVICES - 1.65%
    100,000  Anteon International Corp (a) .....................     4,562,000
    549,500  Computer Sciences Corp. (a) .......................    24,013,150
     72,300  Macrovision Corp. (a) .............................     1,629,642
                                                                  ------------
                                                                    30,204,792
                                                                  ------------



--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INSURANCE - 3.09%
    600,000  Aon Corp. .........................................  $ 15,024,000
    300,000  Arthur J. Gallagher & Co. .........................     8,139,000
    150,000  ChoicePoint, Inc. (a) .............................     6,007,500
    100,000  Chubb Corp. (The) .................................     8,561,000
    250,000  MetLife, Inc. .....................................    11,235,000
    183,200  Protective Life Corp. .............................     7,734,704
                                                                  ------------
                                                                    56,701,204
                                                                  ------------
             INTERNET SOFTWARE AND SERVICES - 0.52%
    100,000  Check Point Software Technologies, Ltd. (a) .......     1,980,000
    268,000  Network Appliances, Inc. (a) ......................     7,576,360
                                                                  ------------
                                                                     9,556,360
                                                                  ------------
             LEISURE EQUIPMENT AND PRODUCTS - 3.46%
    100,000  Brunswick Corp. ...................................     4,332,000
    296,900  Callaway Golf Co. .................................     4,581,167
    750,000  Eastman Kodak Co. .................................    20,137,500
     49,400  Fuji Photo Film Co., Ltd. - ADR ...................     1,609,946
    300,000  Grupo Televisa S.A. - ADR .........................    18,627,000
    200,000  Mattel, Inc. ......................................     3,660,000
    250,000  Nautilus Group, Inc. (The) ........................     7,125,000
    525,000  TiVo, Inc. (a) ....................................     3,507,000
                                                                  ------------
                                                                    63,579,613
                                                                  ------------
             MACHINERY - 0.21%
    205,000  AGCO Corp. (a) ....................................     3,919,600
                                                                  ------------
             MEDIA - 1.24%
    100,000  Comcast Corp. - Special Class A (a) ...............     2,995,000
      5,800  McGraw-Hill Co., Inc. (The) .......................       256,650
    506,300  Scholastic Corp. (a) ..............................    19,517,865
                                                                  ------------
                                                                    22,769,515
                                                                  ------------
             METALS & MINING - 3.26%
    882,200  Barrick Gold Corp. ................................    22,081,466
    200,000  Mittal Steel Co. - Class A ........................     4,748,000
    553,900  Newmont Mining Corp. ..............................    21,618,717
    500,000  Placer Dome, Inc. .................................     7,690,000
    230,000  Worthington Industries, Inc. ......................     3,634,000
                                                                  ------------
                                                                    59,772,183
                                                                  ------------
             MULTILINE RETAIL - 5.68%
  1,200,000  BJ's Wholesale Club, Inc. (a) .....................    38,988,000
    800,000  CVS Corp. .........................................    23,256,000
    350,000  Dollar Tree Stores, Inc. (a) ......................     8,400,000
    600,000  Kohl's Corp. (a) ..................................    33,546,000
                                                                  ------------
                                                                   104,190,000
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             OFFICE ELECTRONICS - 0.12%
     40,300  Canon, Inc. - ADR .................................  $  2,120,989
                                                                  ------------

             OIL AND GAS - 9.27%
    200,000  Anadarko Petroleum Corp. ..........................    16,430,000
    300,000  BP Amoco PLC - ADR ................................    18,714,000
     88,800  Burlington Resources, Inc. ........................     4,905,312
    200,000  Cabot Corp. .......................................     6,600,000
    250,000  ChevronTexaco Corp. ...............................    13,980,000
    500,000  ConocoPhillips ....................................    28,745,000
    359,000  Exxon Mobil Corp. .................................    20,631,730
    350,000  Marathon Oil Corp. ................................    18,679,500
    200,000  Newfield Exploration Co. (a) ......................     7,978,000
     25,000  Petro-Canada ......................................     1,628,500
    300,000  Petroleo Brasileiro S.A. - ADR ....................    15,639,000
    250,000  Royal Dutch Petroleum Co. .........................    16,225,000
                                                                  ------------
                                                                   170,156,042
                                                                  ------------

             PHARMACEUTICALS - 7.79%
    100,000  Alpharma, Inc. - Class A ..........................     1,447,000
    565,800  Altair Nanotechnologies, Inc. (a) .................     1,623,846
    300,000  Biovail Corp. (a) .................................     4,656,000
    200,000  Bristol-Myers Squibb Co. ..........................     4,996,000
    400,000  Johnson & Johnson .................................    26,000,000
  1,538,200  King Pharmaceuticals, Inc. (a) ....................    16,028,044
    100,000  Medicis Pharmaceutical Corp. ......................     3,173,000
    400,000  Mylan Laboratories, Inc. ..........................     7,696,000
    500,000  Novartis AG - ADR .................................    23,720,000
  1,100,000  Pfizer, Inc. ......................................    30,338,000
    250,000  Pharmaceutical Product Development, Inc. (a) ......    11,715,000
    125,000  Pharmacopeia Drug Discovery, Inc. (a) .............       503,750
    150,000  Schering-Plough Corp. .............................     2,859,000
    250,000  Shire Pharmaceuticals Group PLC - ADR .............     8,200,000
                                                                  ------------
                                                                   142,955,640
                                                                  ------------
             REAL ESTATE - 1.47%
    200,000  HRPT Properties Trust .............................     2,486,000
     65,000  Standard Pacific Corp. ............................     5,716,750
    234,600  Vornado Realty Trust ..............................    18,861,840
                                                                  ------------
                                                                    27,064,590
                                                                  ------------


--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ROAD AND RAIL - 1.00%
    100,000  Burlington Northern Santa Fe Corp. ................ $   4,708,000
    100,000  Canadian National Railway Co. .....................     5,765,000
      9,900  Canadian Pacific Railway Ltd. .....................       341,649
    327,200  Swift Transportation Co. (a) ......................     7,620,488
                                                                 -------------
                                                                    18,435,137
                                                                 -------------
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 1.07%
     50,000  Kyocera Corp. - ADR ...............................     3,835,000
     50,000  Nanometrics, Inc. (a) .............................       624,500
    300,000  NVIDIA Corp. (a) ..................................     8,016,000
    525,000  Taiwan Semiconductor Manufacturing Co., Ltd. - ADR      4,788,000
    150,000  Veeco Instruments, Inc. (a) .......................     2,442,000
                                                                 -------------
                                                                    19,705,500
                                                                 -------------
             SOFTWARE - 0.77%
     50,000  Adobe Systems, Inc. ...............................     1,431,000
    310,700  Borland Software Corp. (a) ........................     2,131,402
    261,800  John H. Harland Co. ...............................     9,948,400
    100,000  Parametric Technology Corp. (a) ...................       638,000
                                                                 -------------
                                                                    14,148,802
                                                                 -------------
             SPECIALTY RETAIL - 4.70%
    200,000  Abercrombie & Fitch Co. - Class A .................    13,740,000
    160,800  AutoNation, Inc. (a) ..............................     3,299,616
    300,000  Barnes & Noble, Inc. (a) ..........................    11,640,000
    300,000  Blockbuster, Inc. - Class A .......................     2,736,000
    287,000  Brink's Co. (The) .................................    10,332,000
    239,290  GameStop Corp. (a) ................................     7,154,771
    500,000  Home Depot, Inc. (The) ............................    19,450,000
    100,000  Luxottica Group S.p.A. - ADR ......................     2,059,000
    172,500  Men's Wearhouse, Inc. (The) (a) ...................     5,939,175
    250,000  Williams-Sonoma, Inc. (a) .........................     9,892,500
                                                                 -------------
                                                                    86,243,062
                                                                 -------------
             TEXTILES & APPAREL - 1.71%
    200,000  Jones Apparel Group, Inc. .........................     6,208,000
    100,000  NIKE, Inc. - Class B ..............................     8,660,000
    100,000  Talbots, Inc. .....................................     3,247,000
    750,000  Tommy Hilfiger Corp. (a) ..........................    10,320,000
     50,000  V.F. Corp. ........................................     2,861,000
                                                                 -------------
                                                                    31,296,000
                                                                 -------------
             WIRELESS TELECOMMUNICATIONS SERVICES - 0.07%
     70,300  China Mobile (Hong Kong) Ltd. - ADR ...............     1,306,877
                                                                 -------------
             TOTAL COMMON STOCKS (Cost $1,670,907,213) .........$1,770,170,448
                                                                 -------------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

 CONTRACTS   CALL OPTION CONTRACTS - 0.23%                           VALUE
--------------------------------------------------------------------------------
      2,000  S&P 500 Index Option, 07/16/05 at $1,200 .......... $   1,102,000
      2,000  S&P 500 Index Option, 08/20/05 at $1,200 ..........     3,084,000
                                                                 -------------
             TOTAL CALL OPTION CONTRACTS (Cost $5,426,000) ..... $   4,186,000
                                                                 -------------

 CONTRACTS   PUT OPTION CONTRACTS - 1.10%                             VALUE
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option, 09/17/05 at $600 ....... $   4,420,000
      3,750  S&P 500 Index Option, 09/17/05 at $1,150 ..........     4,747,500
      5,750  S&P 500 Index Option, 09/17/05 at $1,175 ..........    10,982,500
                                                                 -------------
             TOTAL PUT OPTION CONTRACTS (Cost $49,919,125) ..... $  20,150,000
                                                                 -------------
             TOTAL INVESTMENTS AT VALUE - 97.77%
             (Cost $1,726,252,338) .............................$1,794,506,448
                                                                 -------------


   SHARES    MONEY MARKET FUNDS - 6.29%                              VALUE
--------------------------------------------------------------------------------
115,552,148  First American Treasury Obligation Fund - Class A
               (Cost $115,552,148).............................. $ 115,552,148
                                                                 -------------

             TOTAL INVESTMENTS AND MONEY MARKET
             FUNDS AT VALUE - 104.06%
             (Cost $1,841,804,486) .............................$1,910,058,596

             LIABILITIES IN EXCESS OF OTHER ASSETS - (4.06%)....   (74,544,923)
                                                                 -------------

             NET ASSETS - 100.00% ..............................$1,835,513,673
                                                                 =============

(a)  Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.




--------------------------------------------------------------------------------
25

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

                                                   VALUE OF        PREMIUMS
 CONTRACTS   WRITTEN CALL OPTIONS                  OPTIONS         RECEIVED
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option,
               09/17/05 at $600 ................ $31,330,000      $22,415,250
      3,750  S&P 500 Index Option,
               09/17/05 at $1,150 ..............  20,902,500       18,745,312
      5,750  S&P 500 Index Option,
               09/17/05 at $1,175 ..............  21,562,500       19,542,813
                                                 -----------      -----------
                                                 $73,795,000      $60,703,375
                                                 ===========      ===========

 See accompanying notes to financial statements.








--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

  SHARES     COMMON STOCKS - 25.73%                                  VALUE
--------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.84%
     47,100  Endesa S.A. - ADR .................................  $  1,079,532
                                                                   ------------

             ELECTRIC UTILITIES - 2.77%
      5,000  Constellation Energy Group ........................       288,450
     35,000  Korea Electric Power Corp. - ADR ..................       548,450
     45,000  MDU Resources Group, Inc. .........................     1,267,650
     50,000  OGE Energy Corp. ..................................     1,447,000
                                                                  ------------
                                                                     3,551,550
                                                                  ------------
             GAS UTILITIES - 1.32%
      4,400  Nicor, Inc. .......................................       181,148
     45,000  WGL Holdings, Inc. ................................     1,513,800
                                                                  ------------
                                                                     1,694,948
                                                                  ------------
             METALS AND MINING - 19.96%
     50,000  AngloGold Ashanti, Ltd. - ADR .....................     1,786,500
    275,000  Barrick Gold Corp. ................................     6,883,250
     35,000  Goldcorp, Inc. ....................................       552,300
     75,000  Harmony Gold Mining Co. ...........................       642,000
    175,000  Newmont Mining Corp. ..............................     6,830,250
    435,800  Placer Dome, Inc. .................................     6,702,604
     79,100  Randgold Resources Ltd. - ADR (a) .................     1,112,146
     75,000  Stillwater Mining Co. (a) .........................       556,500
     35,000  USEC, Inc. ........................................       512,400
                                                                  ------------
                                                                    25,577,950
                                                                  ------------
             OIL AND GAS - 0.84%
     25,000  SCANA Corp. .......................................     1,067,750
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $31,825,144).............  $ 32,971,730
                                                                  ------------






--------------------------------------------------------------------------------
27

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


 PAR VALUE      U.S. TREASURY OBLIGATIONS - 65.82%                    VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY BILLS - 23.33%
   $10,000,000  discount, due 07/14/2005 .......................  $  9,989,770
    10,000,000  discount, due 08/04/2005 .......................     9,972,720
    10,000,000  discount, due 09/22/2005 .......................     9,930,870
                                                                  ------------
                                                                    29,893,360
                                                                  ------------
                U.S. TREASURY NOTES - 7.69%
    10,000,000  1.50%, due 03/31/2006 ..........................     9,858,210
                                                                  ------------

                U.S. TREASURY INFLATION-PROTECTION NOTES - 34.80%
     9,861,300  3.375%, due 01/15/2012 .........................    11,015,003
    10,820,700  3.00%, due 07/15/2012 ..........................    11,888,400
    21,058,800  2.00%, due 01/15/2014 ..........................    21,697,977
                                                                  ------------
                                                                    44,601,380
                                                                  ------------

                TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $83,802,465)............................  $ 84,352,950
                                                                  ------------


   PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.66%            VALUE
--------------------------------------------------------------------------------
                FEDERAL FARM CREDIT BANK - 0.30%
   $   400,000  2.625%, due 09/24/2007 .........................  $    389,726
                                                                  ------------

                FEDERAL HOME LOAN BANK - 2.52%
     1,000,000  2.25%, due 10/25/2005 ..........................       996,229
     1,000,000  2.54%, due 01/26/2006 ..........................       993,598
       750,000  2.22%, due 09/12/2006 ..........................       736,361
       500,000  5.70%, due 04/16/2018 ..........................       500,111
                                                                  ------------
                                                                     3,226,299
                                                                  ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.84%
     1,500,000  2.25%, due 12/30/2005 ..........................     1,489,560
     3,000,000  2.81%, due 09/28/2006 ..........................     2,961,819
JPY 50,000,000  2.125%, due 10/09/2007 .........................       471,916
                                                                  ------------
                                                                     4,923,295
                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $8,557,369)...............................  $  8,539,320
                                                                  ------------






--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


   PAR VALUE    FOREIGN GOVERNMENT OBLIGATIONS - 0.18%                VALUE
--------------------------------------------------------------------------------
                CANADIAN GOVERNMENT NOTES -  0.18%
JPY 25,000,000  0.70%, due 03/20/2006 (Cost $209,177)...........  $    226,610
                                                                  ------------

                TOTAL INVESTMENTS AT VALUE - 98.39%
                 (Cost $124,394,156) ...........................  $126,090,610
                                                                  ------------


    SHARES      MONEY MARKET FUNDS - 1.27%                            VALUE
--------------------------------------------------------------------------------
     1,628,251  First American Treasury Obligation Fund - Class A
                (Cost $1,628,251) ..............................  $  1,628,251
                                                                   ------------
                TOTAL INVESTMENTS AND MONEY
                MARKET FUNDS AT VALUE - 99.66%
                (Cost $126,022,406) ............................  $127,718,861

                OTHER ASSETS IN EXCESS OF LIABILITIES - 0.34%...       436,663
                                                                  ------------

                NET ASSETS - 100.00%  ..........................  $128,155,524
                                                                  ============

(a) Non-income producing security.

ADR - American Depository Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.







--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     Hussman  Strategic  Growth  Fund's  investment   objective  is  to  provide
long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION - The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.



--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2005, all options held by the Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar feely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS - Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     SHARE VALUATION AND REDEMPTION FEES - The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the years ended June 30, 2005 and June 30, 2004, proceeds from redemption fees totaled $897,771 and $502,840, respectively, for Hussman Strategic Growth Fund and $62,447 and $46,476, respectively, for Hussman Strategic Total Return Fund.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

     The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 were as follows:

                                                                     Long-Term
                                        Years         Ordinary        Capital          Total
                                        Ended          Income          Gains       Distributions
------------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund          06/30/05     $50,274,607     $18,091,384     $68,365,991
                                       06/30/04     $         -     $   392,622     $   392,622
------------------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund    06/30/05     $ 2,689,841     $   236,250     $ 2,926,091
                                       06/30/04     $ 2,142,783     $         -     $ 2,142,783


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, were initially paid by the Adviser. Costs related to Hussman Strategic Growth Fund have been recovered by the Adviser pursuant to the Expense Limitation Agreement. Costs related to Hussman Strategic Total Return Fund are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.






--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2005:

                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                              --------------     --------------
Cost of portfolio investments and options ..  $1,737,990,387     $  126,022,406
                                              ==============     ==============
Gross unrealized appreciation ..............  $  183,306,797     $    3,390,949
Gross unrealized depreciation ..............     (85,033,588)        (1,694,494)
                                              --------------     --------------
Net unrealized appreciation ................  $   98,273,209     $    1,696,455
Net unrealized foreign exchange losses .....               -                (83)
Undistributed ordinary income ..............      31,706,643          1,386,585
Post-October losses ........................      (5,889,234)                 -
Undistributed long-term gains ..............         176,865            561,360
Other temporary differences ................               -           (121,696)
                                              --------------     --------------
Total distributable earnings ...............  $  124,267,483     $    3,522,621
                                              ==============     ==============

     The difference between the federal income tax cost of portfolio investments and options and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

     Hussman Strategic Growth Fund had realized capital losses of $5,889,234 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2006. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2005, Hussman Strategic Total Return Fund reclassified $2 of foreign exchange losses from accumulated net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.



--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,488,416,515 and $1,138,005,564, respectively, for Hussman Strategic Growth Fund and $22,841,059 and $11,505,244, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Growth Fund, and the Adviser, during the fiscal year ended June 30, 2005, Hussman Strategic Growth Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at an annual rate of 1.25% on the first $250 million of its average daily net assets; 1.15% on the next $250 million of such assets; 1.05% on the next $500 million of such assets; and 0.95% on such assets in excess of $1 billion. Also during the fiscal year ended June 30, 2005, under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Total Return Fund, and the Adviser, Hussman Strategic Total Return Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.

     Effective July 1, 2005, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.10% on the first $500 million of its average daily net assets; 1.00% on the next $500 million of such assets; 0.95% on the next $2 billion of such assets; and 0.90% on such assets in excess of $3 billion. Also effective July 1, 2005, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.55% on the first $500 million of its the average daily net assets; and 0.50% on such assets in excess of $500 million.

     Pursuant to an Expense Limitation Agreement with respect to the Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of the Fund's average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2006.

     Accordingly, during the year ended June 30, 2005, the Adviser waived advisory fees of $134,697. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment without exceeding the 0.90% annual limitation, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2005, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser is $435,726. The Adviser may recapture a portion of this amount no later than the dates as stated below:

                                June 30, 2006     June 30, 2007    June 30, 2008
                                -------------     -------------    -------------
Hussman Strategic
  Total Return Fund               $162,297          $138,732         $134,697

ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     During the fiscal year ended June 30, 2005, for these services, Ultimus received a monthly fee from each of the Funds at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

     Effective July 1, 2005, for these services, Ultimus receives a monthly fee from each of the Funds at an annual rate of 0.10% on the Fund's average daily net assets up to $250 million; 0.075% on the next $250 million of such assets; 0.05% on the next $1.5 billion of such assets; and 0.04% on such net assets in excess of $2 billion, subject to a minimum monthly fee of $2,000.



--------------------------------------------------------------------------------
37

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each of the Funds a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $370,717 and $31,418, respectively, to Ultimus under the Agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance services, at an annual rate of not more than $17 per account. During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Total Return Fund paid $343,622 and $39,633, respectively, to financial intermediaries.

COMPLIANCE CONSULTING AGREEMENT
     Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of its daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $36,179 and $7,498, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

4. OPTION CONTRACTS WRITTEN
     Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2005, were as follows:

                                                 OPTION             OPTION
                                                CONTRACTS           PREMIUMS
                                              --------------     --------------
Options outstanding at beginning of period .          21,250     $   48,315,052
Options written ............................         105,000        245,134,253
Options cancelled in a closing purchase
  transaction ..............................        (110,250)      (232,745,930)
                                              --------------     --------------

Options outstanding at end of period .......          16,000     $   60,703,375
                                              ==============     ==============


     No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2005.

5. BANK LINE OF CREDIT
     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the year ended June 30, 2005, the Funds had no outstanding borrowings under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS
     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.




--------------------------------------------------------------------------------
39

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and, for Hussman Strategic Growth Fund, the financial highlights for each of the four years in the period then ended and, for Hussman Strategic Total Return Fund, the financial highlights for each of the three periods or years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Hussman Strategic Growth Fund presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated July 27, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP
Cincinnati, Ohio
July 29, 2005

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------
41

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,035.20         $6.21
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $ 1,018.70         $6.16

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of (1.23%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,002.00        $4.47
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00      $ 1,020.33        $4.51

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of (0.90%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).




--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise the day-to-day operations of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                   Position Held    Length of
Trustee                    Address                        Age      with the Trust   Time Served
------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive          42      President and    Since
                           Ellicott City, MD  21042                Trustee          June 2000

David C. Anderson          916 North Oak Park Avenue       54      Trustee          Since
                           Oak Park, IL  60302                                      June 2000

Nelson F. Freeburg         9320 Grove Park Cove            53      Trustee          Since
                           Germantown, TN  38139                                    June 2000

William H. Vanover         838 Long Lake Road, Suite 100   58      Trustee          Since
                           Bloomfield Hills, MI  48302                              June 2000

Robert G. Dorsey           225 Pictoria Drive              48      Vice President   Since
                           Cincinnati, OH  45246                                    June 2000

Mark J. Seger              225 Pictoria Drive              43      Treasurer        Since
                           Cincinnati, OH  45246                                    June 2000

John F. Splain             225 Pictoria Drive              48      Secretary        Since
                           Cincinnati, OH  45246                   and Chief        June 2000
                                                                   Compliance
                                                                   Officer

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are as follows:

     John P. Hussman, Ph. D. is Chairman of the Adviser and portfolio manager of the Funds. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
43

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.


FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $50,274,607 and $2,689,841, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2005, 48% and 14%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

     As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------

     The Board of Trustees of Hussman Investment Trust, with the Independent Trustees voting, have reviewed and approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. Approval took place at an in-person meeting, held on June 23, 2005 at which all of the Trustees were present.

     The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreements, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment manager and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

     The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that periods of

--------------------------------------------------------------------------------
45

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

moderated performance due to hedging have been consistent with the investment objectives of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its relatively brief period of operations, the Fund's average annual total return of 6.13% from inception on September 12, 2002 through May 31, 2005 compared favorably to the 4.80% return of the Lehman Brothers U.S. Aggregate Bond Index.

     In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its advisory fee and total expense ratios have frequently been reduced as a result of advisory fee breakpoints and economies of scale in other expenses. The Adviser and the Trustees agreed to an additional reduction in the advisory fee payable by Hussman Strategic Growth Fund, effective July 1, 2005. The Adviser offered this fee reduction, consistent with its prior fee initiatives, to lower expenses for the benefit of shareholders as the Fund grows. The advisory fee paid by Hussman Strategic Growth Fund had been computed at the annual rates of 1.25% on the first $250 million of the Fund's average daily net assets, 1.15% on the next $250 million of such assets, 1.05% on the next $500 million of such assets, and 0.95% on such assets in excess of $1 billion. Effective July 1, 2005, the advisory fee was reduced to 1.10% on the first $500 million of the Fund's average daily net assets, 1.00% on the next $500 million of such assets, 0.95% on the next $2 billion of such assets, and 0.90% on such assets over $3 billion. The Trustees concluded that, based upon the investment strategies and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the fee revisions will result in an immediate reduction of $750,000 annually in the advisory fees paid by the Fund, further resulting in a decline in the Fund's advisory fee ratio (based on the Fund's net assets at the time of the Board meeting) to 1.01% and in the Fund's total expense ratio to approximately 1.17%. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule proposed by the Adviser are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The Trustees also approved a reduction in the advisory fee payable by Hussman Strategic Total Return Fund to the Adviser, effective July 1, 2005. The advisory fee paid by the Fund had been computed at the annual rate of 0.60% of the Fund's average daily net assets. Effective July 1, 2005, the advisory fee was reduced to 0.55% on the first $500 million of the Fund's average daily net assets and 0.50% on such assets over $500 million. The Adviser also agreed to continue in effect its agreement to waive its advisory fees from Hussman Strategic Total Return Fund to the extent necessary to maintain the Fund's total expense ratio at 0.90% per annum until at least December 31, 2006. The Independent Trustees concluded that the advisory fees to be paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

     The Trustees reviewed a recent balance sheet of the Adviser and a statement of the Adviser's revenues and expenses with respect to each Fund for the year ended December 31, 2004 and for the quarter ended March 31, 2005. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

     The Independent Trustees concluded that: (i) based on the long-term performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the Adviser's proactive stance regarding shareholder protections, ethics and communication to shareholders, the Adviser has provided high quality services; (ii) given the goals of the investment programs of the Funds to provide attractive risk-adjusted returns over a full market cycle, and the facts that the Adviser does not manage the Funds to "track" the market and has consistently adhered to its mandate and stated strategy in managing the Funds, the short-term performance of the Funds relative to mutual fund industry averages and broad market indices is generally not of significant relevance to the assessment of the overall quality of services provided by the Adviser to the Funds; (iii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iv) although the advisory fees of the Funds are in the higher range of fees for mutual funds of similar size investing in similar securities, the advisory fees are comparable and in many cases lower than those of funds

--------------------------------------------------------------------------------
47

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

whose investment practices include hedging activities, and the Independent Trustees believe that the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (v) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vi) the advisory fee structure of Hussman Strategic Total Return Fund has been modified to reflect potential future economies of scale, and the Adviser's commitment to cap overall operating expenses of Hussman Strategic Total Return Fund by waiving a significant portion of its advisory fees has enabled Hussman Strategic Total Return Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with those of funds investing in similar securities; and (vii) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of each Fund, concluding that the Adviser's profitability was not excessive, given the high quality and scope of services provided by the Adviser and the investment performance of the Funds and the absence of significant marketing expenses.

     No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements, as amended with respect to fees, are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.




--------------------------------------------------------------------------------

                   [GRAPHIC OMITTED] HUSSMAN
                                          FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Funds.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $50,000 with respect to the registrant's fiscal year ended June 30, 2005. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $47,000 with respect to the registrant's fiscal year ended June 30, 2004.


(b) AUDIT-RELATED FEES. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $14,000 with respect to the registrant's fiscal year ended June 30, 2005. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($9,500) and review of the registrant's December 31, 2004 semi-annual report ($4,500). No fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item with respect to the registrant's fiscal year ended June 30, 2004.

(c)  TAX FEES.  No fees were  billed in either of the last two fiscal  years for
     professional   services  rendered  by  the  principal  accountant  for  tax compliance, tax advice, and tax planning.

(d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.


(e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

          o Services associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $5,000

          o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $5,000

          o    Review of the registrant's  semi-annual  financial  statements --
               $5,000

          o    All tax services  provided to the  registrant in the aggregate --
               $5,000


(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
        (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


(f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


(g) During the fiscal years ended June 30, 2005 and 2004, aggregate non-audit fees of $14,000 and $0, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.


ITEM 11. CONTROLS AND PROCEDURES.


(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Hussman Investment Trust
             ---------------------------------------------------------



By (Signature and Title)*    /s/ John P. Hussman
                           -------------------------------------------

                           John P. Hussman, President


Date          August 23, 2005
      ---------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ John P. Hussman
                           -------------------------------------------

                           John P. Hussman, President

Date          August 23, 2005
      ---------------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer

Date         August 23, 2005
      ---------------------------------



* Print the name and title of each signing officer under his or her signature.